Exhibit 99.1

BED BATH & BEYOND INC. PROVIDES BUSINESS UPDATE

UNION, New Jersey, January 5, 2023 — Bed Bath & Beyond Inc. (Nasdaq: BBBY) today provided a business update and certain preliminary, unaudited estimated financial results for the three months ended November 26, 2022.

For the third quarter of fiscal 2022 (ended November 26, 2022), the Company expects to report Net Sales of approximately $1.259 billion compared to $1.878 billion in the year ago period, reflecting lower customer traffic and reduced levels of inventory availability, among other factors. SG&A Expense is expected to be approximately $583.6 million compared to approximately $698.0 million in the year ago period, driven by the execution of cost optimization initiatives to right-size the Company’s expense structure. The Company anticipates a Net Loss of approximately $385.8 million for the third quarter of fiscal 2022, including impairment charges of approximately $100.0 million, compared to a Net Loss of $276.4 million in the year ago period. These results, including any impairment charges, are subject to further review and potential adjustment.

Sue Gove, President & CEO of Bed Bath & Beyond said, “We have a clear vision for the future of the company. Today’s announcement underscores the importance of having initiated a turnaround at the start of the third quarter and why we strengthened our leadership team to execute each step with precision. Our plan has two anchors: the first enables us to refocus merchandising and inventory, operate more efficiently, and grow our digital and omni-capabilities, and the second focuses on strengthening our financial position. Transforming an organization of our size and scale requires time, and we anticipate that each coming quarter will build on our progress.”

Ms. Gove continued, “Despite more productive merchandise plans and improved execution, our financial performance was negatively impacted by inventory constraints as we partnered with our suppliers to navigate both micro- and macro- economic challenges. Reduced credit limits resulted in lower levels of in-stock presentation within the assortments that our customers expect. Consequently, we have already leveraged the liquidity gained from the holiday season to immediately pursue higher in-stock levels with support from our key vendors. We have seen trends improve when in-stock levels have increased.”

“Strengthening our ability to serve our customers will continue to drive our decision-making. We are resetting foundational elements to create a stronger and more nimble infrastructure that aligns closely with customer demand and preference. We continue to manage our financial position amidst a changing landscape and work with expert advisors as we consider all paths and strategic alternatives to accomplish our short- and long-term goals. We look forward to providing an update on these fronts on our formal third quarter earnings call next week.”

Ms. Gove concluded, “As always, our employees and partners are our top priorities. Our unwavering engagement with our supplier community will continue as we work together to realize our full potential. We are a team focused on the future and I am grateful for the dedication and hard work of those who are powering our path forward. We will continue to steer our business dynamically to ensure Bed Bath & Beyond, buybuy BABY and Harmon remain destinations of choice for customers well into the future.”

Based on business performance for the third quarter of fiscal 2022, the Company has determined the need for additional time to complete its quarter-end close procedures, including the evaluation of its results in conjunction with quarterly long-lived asset impairment testing. Accordingly, the Company has filed a Notification of Late Filing with the Securities and Exchange Commission (the “SEC”) with respect to its Quarterly Report on Form 10-Q.

In addition, the Company previously commenced an exchange offer and consent solicitation with respect to its unsecured senior notes, which expired on January 4, 2023. While certain holders decided to tender their unsecured notes in the exchange offer and deliver consent in the consent solicitation, the conditions to the exchange offer and consent solicitation have not been satisfied and the exchange offer and consent solicitation were therefore terminated.

While the Company continues to pursue actions and steps to improve its cash position and mitigate any potential liquidity shortfall, based on recurring losses and negative cash flow from operations for the nine months ended November 26, 2022, as well as current cash and liquidity projections, the Company has concluded that there is substantial doubt about the Company’s ability to continue as a going concern.

The Company continues to consider all strategic alternatives including restructuring or refinancing its debt, seeking additional debt or equity capital, reducing or delaying the Company’s business activities and strategic initiatives, or selling assets, other strategic transactions and/or other measures, including obtaining relief under the U.S. Bankruptcy Code. These measures may not be successful.

About the Company

Bed Bath & Beyond Inc. and subsidiaries (the “Company”) is an omnichannel retailer that makes it easy for our customers to feel at home. The Company sells a wide assortment of merchandise in the Home, Baby, Beauty and Wellness markets. Additionally, the Company is a partner in a joint venture which operates retail stores in Mexico under the name Bed Bath & Beyond.

The Company operates websites at bedbathandbeyond.com, bedbathandbeyond.ca, buybuybaby.com, buybuybaby.ca, harmondiscount.com, and facevalues.com.

Preliminary Financial Results

The estimated results in this press release represent the Company’s preliminary estimates of certain financial results for the three months ended November 26, 2022, based on currently available information. The Company has not yet finalized its results for this period and its consolidated financial statements as of and for the three months ended November 26, 2022 are not currently available. The Company’s actual results remain subject to the completion of the quarter-end closing process, including the results of the Company’s impairment analysis and related tax effects as well as a review by management and the Company’s board of directors, including the audit committee. While carrying out such procedures, the Company may identify items that require it to make adjustments to the preliminary estimates of its results set forth herein. As a result, the Company’s actual results could be different from those set forth herein and the differences could be material. Therefore, a reader should not place undue reliance on these preliminary estimates of the Company’s results. The preliminary estimates of the Company’s results included herein have been prepared by, and are the responsibility of, the Company’s management. The Company’s independent auditors have not audited, reviewed or compiled such preliminary estimates of the Company’s results. The preliminary estimates of certain financial results presented herein should not be considered a substitute for the information to be filed with the SEC in the Company’s Quarterly Report on Form 10-Q for the three months ended November 26, 2022 once it becomes available.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934, as amended. Words such as “expect,” “will,” “working,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our beliefs and expectations relating to the filing of the Form 10-Q, the estimated reporting of financial results and the Company’s ability to execute its transformative plans. These forward-looking statements are not guarantees of future results and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risk factors described in the Company’s filings with the SEC, a material delay in the Company’s financial reporting, including the possibility that the Company will not be able to file its Form 10-Q within the five-day extension permitted by the rules of the SEC, and the outcome of the Company’s impairment and tax provision analysis. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this report, except as required by applicable law or regulation.

Contacts

INVESTOR CONTACT: Susie Kim, IR@bedbath.com

MEDIA CONTACT: Julie Strider, media@bedbath.com